EXHIBIT 99.1


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                 MORGAN STANLEY
                                  MSAC 2004-HE5

                                   All records


Selection Criteria: All records
Table of Contents

1. Range of Gross Interest Rates (%)
------------------------------------



1. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                      Mortgage
                                                                       Pool by
                                                         Aggregate    Aggregate  Weighted   Weighted     Weighted
                                              Number      Cut-off      Cut-off    Average    Average     Average    Weighted
                                                of         Date         Date       Gross    Remaining    Combined    Average
                                             Mortgage    Principal    Principal  Interest     Term       Original     FICO
Range of Gross Interest Rates (%)             Loans     Balance ($)    Balance   Rate (%)   (months)       LTV        Score
------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.249                                       1        366,500       0.03     4.125         296       88.96        723
4.500 - 4.749                                      39     10,741,737          1     4.614         306       82.01        719
4.750 - 4.999                                      23      6,258,812       0.58     4.843         352       78.52        649
5.000 - 5.249                                      27      6,470,410        0.6     5.118         357       80.12        639
5.250 - 5.499                                      61     13,924,906        1.3     5.336         356       77.76        640
5.500 - 5.749                                     192     40,689,652        3.8     5.587         350       80.02        652
5.750 - 5.999                                     374     79,332,849       7.41     5.879         353        79.7        650
6.000 - 6.249                                     276     57,366,872       5.36     6.092         353       80.81        643
6.250 - 6.499                                     455     93,168,162       8.71     6.341         351       80.73        636
6.500 - 6.749                                     515     97,444,150        9.1     6.586         353       80.92        633
6.750 - 6.999                                     884    161,001,829      15.04     6.881         353       81.09        629
7.000 - 7.249                                     366     63,148,796        5.9     7.106         350       81.75        619
7.250 - 7.499                                     562     96,656,380       9.03     7.343         350       82.36        621
7.500 - 7.749                                     503     80,828,840       7.55     7.581         351       80.44        598
7.750 - 7.999                                     631     99,452,302       9.29     7.878         353       82.17        592
8.000 - 8.249                                     207     29,065,913       2.72     8.095         352       82.11        573
8.250 - 8.499                                     259     35,268,342        3.3     8.342         352       79.87        569
8.500 - 8.749                                     188     24,449,066       2.28     8.572         350       79.59        567
8.750 - 8.999                                     230     28,566,368       2.67      8.88         349          81        562
9.000 - 9.249                                      68      6,677,138       0.62     9.097         332       81.77        571
9.250 - 9.499                                      96      7,540,981        0.7     9.333         329       83.98        573
9.500 - 9.749                                     117      8,169,470       0.76      9.58         308       88.25        616
9.750 - 9.999                                      66      5,423,990       0.51     9.876         323       85.81        573
10.000 - 10.249                                    91      5,505,742       0.51    10.124         293       92.58        649
10.250 - 10.499                                    98      5,171,226       0.48     10.32         287       95.64        652
10.500 - 10.749                                    32      1,865,509       0.17     10.59         302       92.42        633
10.750 - 10.999                                    25      1,342,136       0.13    10.896         299       88.58        605
11.000 - 11.249                                    31      1,796,888       0.17    11.121         303       97.27        691
11.250 - 11.499                                    28      1,717,937       0.16    11.295         286       93.53        639
11.500 - 11.749                                    10        451,819       0.04    11.572         311       89.69        578
11.750 - 11.999                                     8        316,099       0.03     11.75         223       99.37        599
12.500 - 12.749                                     1         81,765       0.01      12.5         237         100        650
------------------------------------------------------------------------------------------------------------------------------
Total:                                          6,464  1,070,262,586        100     7.078         350       81.31        620
------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.125
Maximum: 12.500
Weighted Average: 7.078
------------------------------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE5

                                       ARM


Selection Criteria: ARM
Table of Contents

1. Range of Gross Interest Rates (%)
------------------------------------



1. Range of Gross Interest Rates (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                      Mortgage
                                                                       Pool by
                                                         Aggregate    Aggregate   Weighted   Weighted    Weighted
                                              Number      Cut-off      Cut-off    Average     Average     Average    Weighted
                                                of         Date         Date       Gross     Remaining   Combined    Average
                                             Mortgage    Principal    Principal   Interest     Term      Original      FICO
Range of Gross Interest Rates (%)             Loans     Balance ($)    Balance    Rate (%)   (months)       LTV       Score
-------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.249                                       1        366,500       0.05     4.125         296       88.96        723
4.500 - 4.749                                      39     10,741,737       1.35     4.614         306       82.01        719
4.750 - 4.999                                      23      6,258,812       0.79     4.843         352       78.52        649
5.000 - 5.249                                      26      6,308,980       0.79     5.117         357       79.87        642
5.250 - 5.499                                      59     13,620,721       1.71     5.334         357       77.81        639
5.500 - 5.749                                      97     21,870,309       2.75     5.605         357       79.78        645
5.750 - 5.999                                     243     54,100,821       6.81     5.885         356       79.93        645
6.000 - 6.249                                     185     39,549,634       4.98     6.097         357        80.5        640
6.250 - 6.499                                     314     68,844,648       8.67     6.343         357       81.18        636
6.500 - 6.749                                     381     76,353,889       9.61     6.588         356       81.13        635
6.750 - 6.999                                     653    127,014,694      15.99     6.882         356       81.07        629
7.000 - 7.249                                     273     48,578,866       6.11      7.11         357        81.3        615
7.250 - 7.499                                     406     74,510,745       9.38     7.342         356       82.38        619
7.500 - 7.749                                     364     61,773,302       7.78     7.581         356       80.11        595
7.750 - 7.999                                     463     78,611,174       9.89     7.876         356       81.77        589
8.000 - 8.249                                     151     22,902,552       2.88     8.094         357       81.41        570
8.250 - 8.499                                     190     28,620,529        3.6     8.336         356       79.43        566
8.500 - 8.749                                     129     17,744,526       2.23      8.57         356        78.6        560
8.750 - 8.999                                     142     20,957,410       2.64     8.881         356       79.82        555
9.000 - 9.249                                      27      3,833,099       0.48     9.095         356       74.97        535
9.250 - 9.499                                      35      3,829,343       0.48     9.335         356       78.12        541
9.500 - 9.749                                      25      3,133,111       0.39     9.568         356       76.92        552
9.750 - 9.999                                      17      2,618,591       0.33     9.911         355       75.67        537
10.000 - 10.249                                     6        833,446        0.1    10.136         357       57.98        530
10.250 - 10.499                                     3        383,550       0.05    10.308         357       64.27        533
10.500 - 10.749                                     3        303,207       0.04    10.532         357       64.26        529
10.750 - 10.999                                     2        274,674       0.03    10.965         356        66.4        535
11.000 - 11.249                                     2        168,579       0.02    11.126         356       75.61        551
11.250 - 11.499                                     1        246,992       0.03      11.3         354          55        511
11.500 - 11.749                                     2        112,830       0.01    11.564         355       74.99        522
-------------------------------------------------------------------------------------------------------------------------------
Total:                                          4,262    794,467,269        100     7.018         356       80.73        616
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.125
Maximum: 11.700
Weighted Average: 7.018
-------------------------------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE5

                                      FIXED


Selection Criteria: FIXED
Table of Contents

1. Range of Gross Interest Rates (%)
------------------------------------



1. Range of Gross Interest Rates (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                      Mortgage
                                                                       Pool by
                                                          Aggregate   Aggregate   Weighted   Weighted    Weighted
                                              Number       Cut-off     Cut-off    Average     Average     Average    Weighted
                                                of          Date        Date       Gross     Remaining   Combined    Average
                                             Mortgage     Principal   Principal   Interest     Term      Original      FICO
Range of Gross Interest Rates (%)             Loans      Balance ($)   Balance    Rate (%)   (months)       LTV       Score
-------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                                       1        161,430       0.06      5.15         357          90        555
5.250 - 5.499                                       2        304,185       0.11     5.433         326       75.37        690
5.500 - 5.749                                      95     18,819,344       6.82     5.566         342       80.31        660
5.750 - 5.999                                     131     25,232,027       9.15     5.867         345        79.2        660
6.000 - 6.249                                      91     17,817,238       6.46      6.08         345        81.5        649
6.250 - 6.499                                     141     24,323,515       8.82     6.335         336       79.46        636
6.500 - 6.749                                     134     21,090,262       7.65     6.578         343       80.19        623
6.750 - 6.999                                     231     33,987,135      12.32     6.878         343        81.2        630
7.000 - 7.249                                      93     14,569,930       5.28     7.091         328       83.26        631
7.250 - 7.499                                     156     22,145,635       8.03     7.347         331        82.3        630
7.500 - 7.749                                     139     19,055,537       6.91     7.582         332       81.52        606
7.750 - 7.999                                     168     20,841,128       7.56     7.888         341       83.69        601
8.000 - 8.249                                      56      6,163,361       2.23       8.1         336       84.71        581
8.250 - 8.499                                      69      6,647,813       2.41     8.368         335       81.76        580
8.500 - 8.749                                      59      6,704,540       2.43     8.576         333        82.2        586
8.750 - 8.999                                      88      7,608,959       2.76     8.876         330       84.26        582
9.000 - 9.249                                      41      2,844,039       1.03       9.1         299       90.94        619
9.250 - 9.499                                      61      3,711,638       1.35     9.331         301       90.03        606
9.500 - 9.749                                      92      5,036,358       1.83     9.588         278        95.3        656
9.750 - 9.999                                      49      2,805,399       1.02     9.844         292       95.27        607
10.000 - 10.249                                    85      4,672,296       1.69    10.122         281       98.75        670
10.250 - 10.499                                    95      4,787,676       1.74    10.321         281       98.15        662
10.500 - 10.749                                    29      1,562,303       0.57    10.601         292       97.89        653
10.750 - 10.999                                    23      1,067,463       0.39    10.878         284       94.29        623
11.000 - 11.249                                    29      1,628,309       0.59     11.12         298       99.51        706
11.250 - 11.499                                    27      1,470,944       0.53    11.294         274         100        660
11.500 - 11.749                                     8        338,989       0.12    11.575         296       94.58        597
11.750 - 11.999                                     8        316,099       0.11     11.75         223       99.37        599
12.500 - 12.749                                     1         81,765       0.03      12.5         237         100        650
-------------------------------------------------------------------------------------------------------------------------------
Total:                                          2,202    275,795,317        100     7.253         333       82.96        629
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150
Maximum: 12.500
Weighted Average: 7.253
-------------------------------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.